UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 29, 2006

                                   FREDS, INC.
                                   -----------
               (Exact Name of Registrant as Specified in Charter)


                        Commission File Number 001-14565

                Tennessee                                  62-0634010
                ---------                                  ----------
     (State or Other Jurisdiction                       (I.R.S. Employer
            of Incorporation)                          Identification No.)


                 4300 New Getwell Road, Memphis, Tennessee 38118
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (901) 365-8880
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On August 29, 2006, Rick A. Chambers, 42, Senior Vice President - Pharmacy Operations was promoted to Executive Vice President - Pharmacy Operations and Gerald E. Thompson, 56, was appointed the Executive Vice President and Chief Operating Officer of Fred's, Inc. (the "Registrant"). Mr. Thompson, who has served on the Registrant's Board of Directors since 2005, replaces Douglas J. Tate, who has entered into a consulting relationship with Fred's to help ensure continuity in the Company's current operational initiatives.

     A copy of the press release announcing the foregoing changes is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d)     Exhibits.

             99.1   Press Release issued by Fred's, Inc., dated August 29, 2006.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FRED'S, INC.
                                         (Registrant)


Date: August 29, 2006                    By: /s/    Jerry A. Shore
                                             -----------------------------------
                                                    Jerry A. Shore
                                                    Executive Vice President and
                                                    Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number          Description of Exhibit(s)
-------         -------------------------

 99.1           Copy of press release issued by Fred's, Inc. on August 29, 2006.